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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 14, 2001

                             Brooks Automation, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                   0-25434                                      04-3040660
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          (Commission File Number)                 (I.R.S. Employer Identification No.)

15 Elizabeth Drive, Chelmsford, Massachusetts                     01824
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  (Address of Principal Executive Offices)                      (Zip Code)

                                 (978) 262-2400
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS

         In a press release dated May 14, 2001, Brooks Automation, Inc. ("Brooks") announced its intention to commence a private offering of its convertible subordinated notes. A copy of the press release issued by Brooks is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


Item No.          Description
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
99.1              Press Release issued by Brooks on May 14, 2001.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 14, 2001                    BROOKS AUTOMATION, INC.

                                        By: /s/ Lynda M. Avallone
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                                                Lynda M. Avallone
                                                Treasurer